April 1, 2020

BNY MELLON INVESTMENT PORTFOLIOS
BNY MELLON STOCK INDEX FUND, INC.
BNY MELLON SUSTAINABLE U.S. EQUITY PORTFOLIO, INC.
BNY MELLON VARIABLE INVESTMENT FUND

Supplement to Current Statement of Additional Information

The following replaces the information contained in the section of the Statement of Additional Information entitled "Summary of the Proxy Voting Policy and Procedures of the BNY Mellon Family of Funds" and "Summaries of the Voting Guidelines": SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES OF THE BNY MELLON

FAMILY OF FUNDS

The boards of the funds have adopted the following procedures with respect to proxy voting by the funds. Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures The boards have delegated the authority to vote proxies of companies held in a fund's portfolio to either BNYM Investment Adviser or the fund's sub-adviser, as described below. In addition, for each fund, the board has adopted proxy voting procedures pursuant to which proxies of companies held in a fund's portfolio will be voted. The proxy voting procedures adopted for a fund are the procedures of (i) the primary employer of the fund's portfolio managers (the "Primary Employer") or (ii) the fund's sub-adviser (the "Sub-Adviser" and, together, "Firms"), as described below.

	Entity with Discretionary	Firm Proxy Voting
Funds	Proxy Voting Responsibility	Procedures Adopted
Directly-Advised Funds[1]	BNYM Investment Adviser	Primary Employer
Sub-Advised Funds[2]	Sub-Adviser	Sub-Adviser

Proxy Voting Operations

The funds have engaged Institutional Shareholder Services, Inc. ("ISS") as their proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. Each fund bears an equal share of ISS's fees in connection with the proxy voting and related services that ISS provides in respect of the funds.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when a fund owns shares of another registered investment company (an "Acquired Fund"), the fund may be required by the 1940 Act or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other shareholders of such Acquired Fund.

Policies and Procedures; Oversight

The CCO is responsible for confirming that the Firms have adopted and implemented written policies and procedures that are reasonably designed to ensure that the funds' proxies are voted in the best interests of

[1]	"Directly Advised Funds" are funds that are advised by BNYM Investment Adviser.
[2]	"Sub-Advised Funds" are funds that use a Sub-Adviser.

the funds. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the funds is monitored to ensure compliance with the Firms' procedures, as applicable, such as by sampling votes cast for the funds, including routine proposals as well as those that require more analysis, to determine whether they complied with the applicable Firm's Proxy Voting Procedures. Review of Proxy Voting BNYM Investment Adviser reports annually to the boards on the funds' proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Fund Proxy Voting Records

Pursuant to Rule 30b1-4 under the 1940 Act, the funds are required to file their complete proxy voting record with the SEC on Form N-PX not later than August 31st of each year for the most recent twelvemonth period ended June 30th. In addition, this information is available, by August 31st of each year, at http://www.bnymellonim.com/us. The funds have delegated the responsibility for gathering this information, filing Form N-PX and posting voting information to the website to BNYM Investment Adviser, with the assistance of ISS.

Summaries of each Firm's Proxy Voting Guidelines can be found below.

* * *

PROXY VOTING POLICIES AND PROCEDURES OF FIRMS DELEGATED FUND PROXY VOTING AUTHORITY

Dreyfus Cash Investment Strategies

Dreyfus Cash Investment Strategies ("CIS") offers to clients money market strategies that invest in high quality money market instruments with short-term maturities issued by companies, institutions, banks and governments. CIS also invests in repurchase agreements and bank deposits. Due to the nature of these investments, CIS does not anticipate regular proxy voting activity. If presented with a proxy voting opportunity, the firm will seek to make voting decisions that are consistent with this policy and its procedures.

CIS recognizes its duty to vote proxies in a manner consistent with the best financial and economic interests of its clients. CIS seeks to avoid material conflicts of interest through the application of its adopted detailed, pre-determined proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts. The Voting Guidelines were developed based on internal and external research and recommendations provided by an independent proxy advisor, and without consideration of any BNY Mellon client relationship factors. The Voting Guidelines are designed to effect voting recommendations which over time seek to maximize the economic value of the securities of companies held in client accounts (viewed collectively and not individually) as determined in CIS's discretion.

On behalf of CIS, BNYM Investment Adviser has retained the services of the Proxy Advisors to provide comprehensive research, analysis, and voting recommendations. These services are used most frequently in connection with proposals or matters that may be controversial or require a case-by-case analysis in accordance with the Voting Guidelines. BNYM Investment Adviser has engaged ISS to administer the mechanical, non-discretionary elements of proxy voting and reporting for CIS clients. ISS is directed, in an administrative role, to follow the specified Voting Guideline and apply it to each applicable proxy proposal or matter where a shareholder vote is sought. Accordingly, proxy items that can be appropriately categorized and matched either will be voted in accordance with the applicable Voting Guideline or will be referred to CIS if the Voting Guideline so requires. The Voting Guidelines require referral to CIS of all proxy proposals or shareholder voting matters for which there is not an established applicable Voting Guideline, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial (as determined by the firm in its discretion).

For items referred to CIS, the firm may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by the Proxy Advisors, or on any independent research and analysis obtained or generated by our portfolio managers, analysts and involved proxy administrative support personnel.

Clients that have granted CIS with voting authority are not permitted to direct the firm on how to vote in a particular solicitation. Clients that have not granted CIS voting authority over securities held in their accounts and choose either to retain proxy voting authority or to delegate proxy voting authority to another firm (whether such retention or delegation applies to all or only a portion of the securities within the client's account), either the client's or such other entity's chosen proxy voting guidelines will apply to those securities. CIS generally does not provide proxy voting recommendations to clients who have not granted the firm voting authority over their securities.

If CIS receives a proxy from a non-U.S. company, the firm will seek to effect a vote decision through the application of the Voting Guidelines. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the various non-U.S. markets in which clients may invest. In these markets, CIS may face regulatory, compliance, legal or logistical limits with respect to voting securities held in client accounts which can affect the Firm's ability to vote such proxies, as well as the desirability of voting such proxies. Non-U.S. regulatory restrictions or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer's voting securities that CIS can hold for clients and the nature of our voting in such securities. The Firm's ability to vote proxies may also be affected by, among other things: (1) late receipt of meeting notices; (2) requirements to vote proxies in person: (3) restrictions on a foreigner's ability to exercise votes; (4) potential difficulties in translating the proxy; (5) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (6) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting. Absent an issue that is likely to impact clients' economic interest in a company, CIS generally will not subject clients to the costs (which may include a loss of liquidity) that could be imposed by these requirements. In these markets, CIS will weigh the associative costs against the benefit of voting and may refrain from voting certain non-U.S. securities in instances where the items presented are not likely to have a material impact on shareholder value.

CIS will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, CIS will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.

Mellon Investments Corporation

Mellon, through its participation in Mellon's Proxy Voting Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders of U.S. and Japanese companies (the "Mellon Voting Guidelines"). 3 Mellon, in voting proxies, will seek to act solely in the best financial and economic interests of its clients, including the funds.

Securities of Non-U.S. Companies and Securities Out on Loan. It is Mellon's policy to seek to vote all proxies for securities held in the funds' portfolios for which Mellon has voting authority. However, situations may arise in which Mellon cannot, or has adopted a policy not to, vote certain proxies, such as refraining from voting certain non-U.S. securities or securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when share blocking (discussed below) is required, the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, Mellon weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the Funds may invest. In these markets, Mellon seeks to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires "share blocking" pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund's custodian bank. Mellon generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds' portfolio managers not being able to sell the funds' shares of such securities while the shares are blocked). Therefore, if share blocking is required, Mellon typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed. Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.

Securities Out on Loan. For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest. Mellon seeks to avoid material conflicts of interest between a fund and the fund's shareholders, on the one hand, and BNYM Investment Adviser, Mellon, the Distributor, or any affiliated person of the fund, BNYM Investment Adviser, Mellon or the fund's principal underwriter (the "Distributor"), on the other, through several layers of controls, including its participation in the Proxy Voting Committee. The Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, the members of which are senior officers and investment professionals, and do not include individuals whose primary duties relate to sales, marketing or client services. The Proxy Committee applies detailed, pre-determined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services

[3] There are separate guidelines for securities of non-U.S. companies (ex-Japan), with respect to which Mellon seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the "ISS
Voting Guidelines" and, collectively with the Mellon Voting Guidelines, each as in effect from time-to-time, the "Voting Guidelines").

(including the Proxy Advisors) and without consideration of any client relationship factors. When proxies are voted in accordance with these pre-determined Voting Guidelines, it is Mellon's view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed. In addition, Mellon engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon, and may engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. These instances typically arise due to relationships between proxy issuers or companies and BNY Mellon, a BNY Mellon affiliate, a BNY Mellon executive, or a member of BNY Mellon's Board of Directors, but material conflicts of interests may also arise due to relationships involving Mellon and/or Mellon employees, officers and directors. When an independent fiduciary is engaged, the fiduciary either will vote the involved proxy, or provide Mellon with instructions as to how to vote such proxy. In the latter case, Mellon will vote the proxy in accordance with the independent fiduciary's determination. Other possible conflict resolutions may include: (1) voting in proportion to other shareholders ("mirror voting"); (2) erecting informational barriers around, or recusal from the vote decision making process by, the person or persons making voting decisions; and (3) voting in other ways that are consistent with our obligation to vote in our clients' best interest.

Operations of the Proxy Voting Committee. The Proxy Voting Committee also has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. In that role, ISS is required to follow the Voting Guidelines and apply them to the corresponding proxy proposals or matters on which a shareholder vote is sought. Accordingly, proxies that can be appropriately categorized and matched will be voted in accordance with the applicable Voting Guideline, or a proxy proposal will be referred to the Proxy Voting Committee if the Voting Guidelines so require, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial and require a case-by-case analysis, as determined by the Committee in its discretion (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals). In addition, the Proxy Voting Committee has directed ISS to refer to it for discussion and vote all proxy proposals of those issuers: (1) where the percentage of their outstanding voting securities held in the aggregate in accounts managed Mellon is deemed significant or (2) that are at or above a certain specified market capitalization size (each, as determined by the Proxy Voting Committee in its discretion). For items referred to it, the Proxy Voting Committee may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by its Proxy Advisors, or on any independent research and analysis obtained or generated by Mellon. Each fund bears an equal share of ISS's fees in connection with the proxy agency, reporting and related services that ISS provides to the Proxy Voting Committee in respect of the funds.

Voting Proxies of Designated BHCs

BNY Mellon is subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA"). Among other things, the BHCA prohibits BNY Mellon, funds that BNY Mellon "controls" by virtue of share ownership ("Bank Controlled Funds"), and any fund or other investment account over which BNY Mellon exercises sole voting discretion (collectively, the "BNYM Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any BHC without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").

For all funds except Bank Controlled Funds, the board has delegated to ISS the sole authority to vote proxies of BHCs for which one or more funds or other investment accounts over which BNYM Entities, in the aggregate, exercise sole voting discretion with respect to 5% or more of any class of voting stock of the BHC (collectively, the "Designated BHCs"). Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the Funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA. (Voting securities of BHCs held by funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNYM Entities because of BNY Mellon's share ownership in those funds.) An issuer that is a BHC will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNYM Entities in the aggregate own, control or hold sole voting discretion with respect to approximately 4.9% of any class of voting securities issued by the BHC. If such aggregate level of ownership, control or voting discretion decreases to approximately 3%, the issuer will no longer be considered a Designated BHC and Mellon will be redelegated sole voting authority over the BHC's voting securities held by a fund. BNY Mellon's Global Holdings Reporting Group is primarily responsible for monitoring (i) investments in BHCs for compliance with the 5% ownership limit under the BHCA Rules and (ii) the determination of the application of the delegation to ISS, and reappointment of Mellon, with respect to voting authority over Designated BHC securities.

Newton Investment Management Limited

Proxy Voting Guidelines

Newton has adopted and implemented the Proxy Voting Policies and Procedures (the "Policy"), which it believes is reasonably designed to:

  Ensure that voting rights are exercised;

  Ensure voting decisions are in the best interests of clients;

  Address potential material conflicts of interest that may arise; and

  Meet disclosure requirements and expectations in connection with voting responsibilities and activities undertaken.

Voting Guidelines

Newton does not employ a prescriptive voting policy across all voting matters. Rather, overarching principles have been established that guide the ultimate voting decision these are described in Newton's publicly available Responsible Investment Policies and Procedures. Voting decisions are taken on a case-by-case basis, which ensures that a company's individual circumstances and the nature of the resolution are taken into account together with relevant governing laws, guidelines and established best practices. Each voting decision is based on Newton's belief that it supports the best interests of its clients.

It is Newton's intention to exercise voting rights in all markets where it retains voting authority. This may be hindered by various practical considerations. For instance, in certain markets, shares are blocked' before the exercise of voting rights. Blocking consists of placing the stock on a register for a number of days spanning the meeting. During the share-blocked period, the shares cannot be traded freely. In markets where share blocking is practiced, Newton will vote only when the resolution is not in shareholders' best interests and where restricting the ability to trade does not risk adversely affecting the value of clients' holdings.

Newton seeks to make proxy voting decisions that are in the best interest of its clients. Viewed broadly, these proxy voting guidelines seek to maximize investor value by promoting sound environmental, social and governance ("ESG") policies, procedures and practices through the support of proposals that are consistent with four key objectives:

  The alignment of the interests of a company's management and board of directors with those of the company's investors;

  To promote the accountability of a company's management to its board of directors, as well as the accountability of the board of directors to the company's shareholders;

  To uphold the rights of a company's investors to affect change by voting on those matters submitted for approval; and

  To promote adequate disclosure about a company's business operations and financial performance in a timely manner.

The following are summaries of how Newton generally views certain matters in connection with the voting of proxies as a fiduciary for clients:

Boards

A board is charged with the responsibility and authority to sanction and decide all significant matters relating to a company's activities. Newton believes it is essential to have an appropriate balance between executive and independent non-executive (or outside) directors ("NEDs") to ensure that the interests of shareholders are represented. A company's board should have an effective structure, have access to adequate training, undertake suitable recruitment to ensure the maintenance of appropriate skills and breadth of experience, and have planned succession. It should undertake its own annual valuation and assess the suitability of an external evaluation. At least annually, the board should review the effectiveness of the company's internal controls and appropriateness of its risk profile. Directors should also be available to meet with investors when required.

Independence

Newton believes that NEDs play a vital role of counsel and oversight of executive management, while also representing and safeguarding the interests of investors. It is therefore important that a board maintains an appropriate level of independence. When reviewing the independence of NEDs, Newton looks unfavorably on directors having a recent relationship with the company, involved in related-party transactions, or receiving performance-based remuneration, as well as where a NED's length of service suggests that the board lacks fresh experience, insight and judgement. Generally, Newton will vote against where board independence does not meet the local corporate governance code requirements or best practice expectations. Chair and Chief Executive Officer (CEO) Newton believes that it is in the best interests of stakeholders for the roles of CEO and chair to be separate and defined. The division of chair and CEO should ensure a balance of power and authority, such that no one individual has unfettered powers of decision. In general, Newton is opposed to a CEO becoming chair of the same company, and has a preference for the chair to be considered independent at the time of appointment.

Senior Independent Director (SID) or Lead Director

A senior independent director or lead director should act as a conduit between the NEDs and the stakeholders, and ensure that the views of the independent NEDs play a prominent role in board deliberations. Where a chair is not considered independent, Newton expects the responsibilities, authorities and powers of the SID, such as the SID's role in approving the board agenda and calling board meetings, to be explained clearly.

Board Committees

Newton favors the establishment of key board committees with oversight of a board's audit, risk, remuneration and nomination functions. For many companies, it is good practice for a separate board committee to be established and charged with oversight of the company's environmental and social policies. Ideally, each committee should consist of a majority of independent directors, with the audit committee and remuneration committee consisting solely of independent directors.

Board Diversity

A board should contain a wide variety of experience and skills. Consideration of board diversity should include, but not be limited to, gender, age, nationality, race, religion, skill, experience and knowledge. Investors, companies and boards are not best served by a board that is overly homogeneous. In an effort to establish a breadth of expertise, knowledge and skill, and to stimulate constructive challenging debate, boards should be constituted of members that are sufficiently well diversified and experienced to meet the individual needs of the company.

A board's nominations committee should be charged with the responsibility of ensuring that a good balance of board diversity is achieved. An effective succession-planning policy will aid a nomination committee in its efforts to address this matter.

Newton will engage with companies and vote against board directors where there is an absence of a robust policy and a low level of gender diversity on the board.

Auditors

The quality and independence of auditors plays a crucial role in protecting shareholders' interests. Remuneration of auditors for non-audit services should be kept under review by the audit committee and should not be excessive. Newton expects non-audit fees to be disclosed and justified in the auditor's remuneration section of a company's annual report and accounts. Companies should assess the appropriateness of changing their auditor periodically (at least every 25 years) and/or the lead audit partner managing the company's audit. Newton would be concerned if a company accepts a monetary cap on its auditor's liability. Also, Newton expects to see a detailed explanation should any other type of liability limitation be adopted.

Remuneration

Levels of remuneration should be appropriate to attract, motivate and retain suitable staff. A significant proportion of remuneration should be subject to the creation of sustainable long-term value and aligned with the company's strategy.

Variable remuneration should be structured so that it does not reward individuals for poor performance. Should performance metrics governing the vesting of variable remuneration awards not be representative of the underlying performance of the business, Newton would expect an independent remuneration committee to exercise discretion. Generally, Newton subscribes to the remuneration principles and guidelines as published by the UK Investment Association and the International Corporate Governance Network.

Dividend Policies

Dividend payments are an important source of income for investors. A consistent policy is appreciated given that it promotes financial discipline. Newton is cautious of companies with a consistently low dividend payout ratio that have not identified suitable investment opportunities or developed a strategic investment plan.

Share Buy-Backs

The practice of companies buying back and cancelling their shares can be a valid method of increasing shareholder value. However, a decision to buy back shares should be considered in the context of alternative uses of capital, such as acquisitions or a special dividend. Investors should be mindful that share buy-backs can be used to fulfil the vesting of remuneration arrangements and may artificially improve performance metrics that govern the vesting of remuneration awards. In addition, investors should also be mindful that buying back shares can result in creeping control of the company by a significant shareholder.

Related-Party Transactions

Related-party transactions encompass a wide variety of dealings. These can include a company trading assets with one of its directors, the issuance of capital to a friendly' investor, and agreements between a parent company and a subsidiary. Newton recognizes that, while a company can benefit from related-party transactions, investors' best interests are not always the primary reason for such transactions. Newton expects companies to explain the necessity for a related-party transaction together with justification that the decision to enter into such an arrangement was taken independently of the related party.

Voting Rights

Newton supports the principle that a company's shares carry equal rights. An investor's control of a company should correlate with the level of its economic interest and be in line with the company's other investors. Newton is unfavorably disposed towards companies that give disproportionate influence to selected investors.

Schemes of Arrangement and Amendments to Articles of Association

Resolutions that seek approval of schemes of arrangement and changes to articles of association cover a wide remit of corporate events, including mergers, acquisitions and change of domicile. Given the individual nature of such events, it is important that each incident is considered on its own merits. As with other voting resolutions, Newton will exercise voting rights in line with its investment rationale and in the best interests of our clients.

Anti-Takeover Mechanisms/Poison Pills

Newton is unlikely to support arguments for approving the introduction or continuation of an anti-takeover mechanism. Such devices can lead to the entrenchment of a poorly performing management team and inhibit the creation of shareholder value.

Shareholder Rights

Shareholder rights differ greatly across jurisdictions. In the US, for example, shareholders have little control over the appointment of directors or allocation of capital. In the UK, shareholders elect company directors and have control of significant capital allocation proposals. Newton acknowledges that shareholders should not necessarily be involved in the detail of company management, but will not support companies seeking to reduce shareholder rights and will support shareholder proposals that seek to strengthen shareholder rights.

Capital Structure Alterations

A key strategic objective for a company is the efficient use of its capital structure. Companies should ensure that the value and rights of shareholders and bondholders are not diluted unnecessarily. Newton expects companies to communicate their intentions clearly and provide rationale for any changes to their capital structure.

Controlling and Influential Shareholders

Care must be taken when investing in a company with a controlling or influential shareholder. Companies should disclose the detail behind any special relationships or agreements that are in place with such shareholders. Newton will seek to understand the investment expectations of these investors and place greater emphasis on the company conforming to corporate governance best practice in an effort to limit the possibility of our clients being disadvantaged by the situation.

Voting Procedures

All voting opportunities are communicated to Newton's Corporate Actions Team and the Responsible Investment Team by way of an electronic voting platform.

The Responsible Investment Team reviews all resolutions for matters of concern; for example, egregious compensation arrangements. Any such contentious issues identified may be referred to the appropriate Global Sector Analyst or Portfolio Manager for comment. Where an issue remains contentious, Newton may also decide to confer or engage with the company or other interested parties.

An electronic voting service is employed to submit voting decisions. Each voting decision taken by a member of the Responsible investment team has to be approved by an alternate member of the team.

The Corporate Actions Department is responsible for administrative elements surrounding the exercise of voting rights by ensuring the right to exercise clients' votes is available and that these votes are exercised. Monitoring The monitoring of investee companies is undertaken principally by our Global Sector Analysts and members of our Responsible Investment Team. A bespoke research database maintains proprietary information on key securities, including analysts' comments on these securities, meeting notes and Newton's proprietary Responsible Investment analysis, as well as voting and engagement information. Escalation The process of monitoring, voting and engaging can highlight areas of concern. If it is not in the best interests of Newton's clients to sell the security, Newton will engage with the company or, occasionally, its advisers. Newton may also share its concerns with other investors or investment representative bodies. As a last resort, the tabling of resolutions at a general meeting would be considered.

The decision to escalate a concern lies with the relevant members of Newton's Investment Team.

Acting Collectively

Subject to applicable law and reporting regulations, Newton will work collectively with other investors as well as trade associations, government bodies and non-governmental organizations to develop best practice, raise awareness of a concern or enhance the effectiveness of engagement activities. When considering action and also when acting collectively on a specific issue of concern with a company, we exercise caution in order to avoid situations of being unintentionally in receipt of Material Non-Public Information, breaching relevant anti-trust or anti-competitive rules and regulations, or being considered acting in concert with one or more other investors. To avoid issues related to securities reporting rules, Newton will not act collectively with respect to a specific company matter for companies whose shares are subject to reporting requirements in the United States.

Voting Service Providers

Newton utilizes the services of an electronic voting service provider to aid the efficiency and effectiveness of lodging voting instructions, and also as one of a variety of information sources used when determining voting decisions.

Newton employs ISS for the purposes of managing upcoming meetings, instructing voting decisions and providing research. ISS is an independent advisers that specialize in providing fiduciary-level proxy related services to institutional investment managers. The voting recommendations of ISS are not routinely followed; it is only in the event of Newton recognizing a potential material conflict of interest (as described above) when the voting recommendations of ISS are followed explicitly.

ISS is subject to the policy and procedures of Newton's Outsourcing Activities Oversight Group. As such, regular due diligence of ISS is conducted, which includes reviewing ISS's operational performance, service quality, robustness of research and the service provider's internal controls, including management of its potential material conflicts of interest.

Conflicts of Interest

Newton has in place procedures for ensuring potential material conflicts of interests are mitigated, while its clients voting rights are exercised in their best interests. Newton seeks to avoid material conflicts of interest through the establishment of these proxy voting guidelines, the Responsible Investment Team and the oversight boards, and the application of the proxy voting guidelines in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services and without consideration of any BNY Mellon client relationship factors. Where a potential material conflict of interest exists between Newton, the company and/or a client, the voting recommendations of an independent third party proxy service provider will be instructed.

A potential material conflict of interest could exist in the following situations, among others:

1.	Where Newton acts as a proxy for its clients, a conflict could arise between Newton (including BNY Mellon funds or affiliate funds), the investee company and/or a client when exercising voting rights
2.	The securities which Newton invest in or the proponent of a proxy proposal may have a business relationship with BNY Mellon or any of its affiliates.
3.

An employee, officer or director of BNY Mellon or one of its affiliated companies has a personal interest in the outcome of a particular proxy proposal.The proxy relates to a security where Newton has invested in two or more companies that are subject to the same merger or acquisition.

Where Newton engages its proxy voting service provider, or votes against a management recommendation this would be reported separately in Newton's publicly available Responsible Investment Quarterly Reports. These include the voting decisions taken and the voting rationale should the voting decision not be aligned with the recommendations of the underlying company's management.

Newton employees are required to identify any potential or actual conflicts of interest and take appropriate action to avoid or manage these and report them to Newton's TCF and Conflicts of Interest Committee for review.

Disclosures and Reporting

Newton publishes publicly on its website its Responsible Investment Policies and Principles, which describes Newton's approach to Responsible Investment including the exercise of voting rights. In addition, Responsible Investment quarterly reports are published publicly, which include examples of ESG engagement and records all voting activity undertaken during the quarter, including the rationale for decisions to vote against management.

Newton's Proxy Voting Policy and procedures is also summarized in its Form ADV, which is filed with the SEC and furnished to clients. In addition, Newton will provide clients with a copy of its policies upon request. Also, upon request, clients may obtain information on how their proxies were voted by Newton.

Securities Lending

Newton does not engage in securities lending on behalf of its clients.

Controls, Record Keeping and Auditing

Internal procedure documents are reviewed and approved at least annually. These are overseen by Newton's Responsible and Ethical Investment Oversight Group. Records are kept of all voting decisions, including evidence of the approval process; which are subject to external audit. In addition, the Corporate Actions Team reports monthly on Critical Risk Indicators in relation to voting matters.

ESG Voting Guidelines

Newton's responsible investment team conducts research on ESG issues and undertakes engagement consistent with Newton's views on ESG issues.

Boards. Newton believes it is essential to have an appropriate balance between executive and independent non-executive directors to ensure that the interests of shareholders are represented. A company's board should have an effective structure, have access to adequate training, undertake suitable recruitment to ensure the maintenance of appropriate skills and breadth of experience, and have planned succession. It should undertake its own annual evaluation and assess the suitability of an external evaluation. The board should review the effectiveness of the company's internal controls and appropriateness of its risk profile at least annually. Directors should be available to meet with investors when required.

Independence. Newton believes it is important that a board maintains an appropriate level of independence. Newton looks unfavorably on directors having a recent relationship with the company, involved in related-party transactions, receiving performance-based remuneration, or where a non-executive director's length of service suggests that the board lacks fresh experience, insight and judgment.

Chairman and CEO. Newton believes it is in the best interests of shareholders for the roles of CEO and chair to be separate and defined. Newton is opposed to a CEO becoming chair of the same company and has a preference for the chair to be considered independent at the time of appointment.

Senior Independent Director. Newton expects a senior independent director or lead director to act as a conduit between the non-executive directors and the shareholders to ensure that the views of the independent non-executive directors play a prominent role in board deliberations.

Board Committees. Newton favors the establishment of key board committees with oversight of a board's audit, risk, remuneration and nomination functions, as well as a separate board committee charged with oversight of the company's environmental and social policies, where applicable. Each committee should consist of a majority of independent directors, with the audit committee and remuneration committee consisting solely of independent directors.

Succession Planning. Newton believes a fundamental role of the board is the establishment of an effective succession planning policy. Newton believes an engaged nomination committee should ensure that it has identified at least one suitable candidate to succeed individuals employed in key roles within the company and should be able to react swiftly in the event of an individual suddenly departing from the company.

Board Diversity. Newton believes a board should contain a wide variety of experience and skills and consideration of board diversity should include, but not be limited to, gender, age, nationality, race, religion, skill, experience and knowledge. A board's nomination committee should be charged with the responsibility of ensuring that a good balance of board diversity is achieved.

Risk Management and Internal Controls. Newton believes a company should have a clear policy in relation to assessing the appropriateness of its risk profile and communication how it is responding to material business risks via a clear risk register. The board should have formal responsibility for risk management and the internal control functions. Newton expects companies to report publicly on their policy and position in relation to these areas.

Auditors. Remuneration of auditors for non-audit services should be kept under review by the audit committee and should not be excessive. Newton expects non-audit fees to be disclosed and justified in the auditor's remuneration section of a company's annual report and accounts. Newton would be concerned if a company accepts a monetary cap on its auditor's liability and would expect to see a detailed explanation should any other type of liability limitation be adopted.

Remuneration. Variable remuneration should be structured so that it does not reward individuals for poor performance. If performance metrics governing the vesting of variable remuneration awards are not representative of the underlying performance of a business, Newton would expect an independent remuneration committee to exercise discretion.

Dividend Policies. Newton is cautious of companies with a consistently low dividend pay-out ratio that have not identified suitable investment opportunities or developed a strategic investment plan.

Share Buy-Backs. Newton believes a decision to buy back shares should be considered in the context of alternative uses of capital, such as acquisitions or a special dividend.

Related-Party Transactions. Newton expects companies to explain the necessity for a related-party transaction together with justification that the decision to enter into such an arrangement was taken independently of the related party.

Voting Rights. Newton is unfavorably disposed towards companies that give disproportionate influence to selected investors.

Schemes of Arrangement and Amendments to Articles of Association. A wide range of events may be covered by these proposals, including mergers, acquisitions and change of domicile. As each proposal must be considered on its own merits, Newton will exercise voting rights in line with its investment rationale and in the best interests of its clients.

Anti-Takeover Mechanisms/Poison Pills (Anti-Takeover Defense). Newton is unlikely to support arguments for approving the introduction or continuation of an anti-takeover mechanism because this may lead to the entrenchment of a poorly performing management team and inhibit the creation of shareholder value.

Shareholder Rights. Newton acknowledges that shareholders should not necessarily be involved in the detail of company management but will not support companies seeking to reduce shareholder rights and will support sensible shareholder proposals that seek to strengthen shareholder rights.

Capital Structure Alterations. Newton expects companies to communicate their intentions clearly and provide rationale for any changes to their capital structure.

Controlling and Influential Shareholders. Companies should disclose the detail behind any special relationships or agreements that are in place with such shareholders. Newton will seek to understand the investment expectations of these investors and place greater emphasis on the company conforming to corporate governance best practice in an effort to limit the possibility of Newton's clients being disadvantaged by the situation.

Political Donations. Generally, Newton will not support a company that seeks to make director donations to any political party or political organization.

Sarofim Fayez & Co.

Proxies are assets of Sarofim's Clients that must be voted with diligence, care, and loyalty. Sarofim will vote each proxy in accordance with its fiduciary duty to its Clients. Sarofim will generally seek to vote proxies in a way that maximizes the value of Clients' assets. However, Sarofim will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client's securities.

However, there is an exception for proxies relating to securities that are held at the time Sarofim commences active management of the client's account and are sold immediately after Sarofim commences such active management and with respect to which no other accounts actively managed by Sarofim already hold that security (such securities being referred to as "Zero Holder Securities"). The policy of Sarofim is not to vote Zero Holder Securities.

The Proxy Coordinator coordinates Sarofim's proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires Sarofim to maintain certain books and records associated with its proxy voting policies and procedures. Sarofim's recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The Proxy Coordinator will ensure that Sarofim complies with all applicable recordkeeping requirements associated with proxy voting.

Sarofim has retained Glass Lewis & Co. ("Glass") to assist in the proxy voting process. Charles Sheedy, Chairman of the Proxy Committee, manages Sarofim's relationship with Glass. Glass provides the following in connection with the voting of proxies by Sarofim: (i) analyses of proposals, (ii) vote recommendations, (iii) vote execution services and (iv) record keeping services. Glass provides its analyses of proposals and vote recommendations pursuant to and in accordance with the proxy voting guidelines furnished to it by Sarofim.

The Proxy Coordinator ensures that Glass votes all proxies according to Clients' specific instructions and Sarofim's general guidance, and retains all required documentation associated with proxy voting.

Absent specific Client instructions, Sarofim has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately.

The Proxy Coordinator receives an email notification when there is a new Client that needs to be added to Sarofim's proxy voting. The Proxy Coordinator also receives a monthly list of all such new Clients.

The Proxy Coordinator receives the paper ballots or notification through Glass for specific opportunities to vote proxies. The Proxy Coordinator then downloads the recommendations from Glass for each proxy vote and forwards them to the individual analyst for voting direction.

In deciding how to vote proxies, Sarofim relies, for the most part, on (i) the business judgment of the management and directors of the issuer of the security ("Issuer") and (ii) the fiduciary responsibilities that the Issuer's directors have with respect to the Issuer's shareholders. However, whenever Sarofim determines, based upon the information available to it, that management's recommendations do not appear to be in the best interests of the Issuer's shareholders, management's recommendations will not be followed in voting the proxies.

The analyst who is responsible for the research coverage of the Issuer reviews the particular proxy statement. Such review includes, but is not limited to, consideration of the Glass analyses and the Glass vote recommendations. Upon completion of the review, the analyst determines how the proxy vote should be cast. In the event that the analyst's vote recommendation differs from the Glass vote recommendation, the analyst must provide a written explanation of why the analyst's vote recommendation differs from the Glass vote recommendation. The written explanation of the vote recommendation difference must be reviewed and accepted by the Chairman of the Proxy Committee. If Chairman of the Proxy Committee and the analyst agree on the vote recommended by the analyst, the analyst's vote recommendation shall be final and binding.

If the Chairman of the Proxy Committee and the analyst cannot reach agreement on the vote recommended by the analyst, the matter is then considered by the Proxy Committee as a whole, and the decision of such group with respect to the vote becomes final and binding.

The Chairman of the Proxy Committee or Proxy Committee members will review any documentation associated with the proxy vote and evaluate the analyst's proposal. The Chairman of the Proxy Committee or Proxy Committee members may wish to consider, among other things:

  A vote's likely short-term and long-term impact on the Issuer;

  Whether the Issuer has responded to the subject of the proxy vote in some other manner;

  Whether the issues raised by the proxy vote would be better handled by some other action by, for example, the government or the Issuer;

" Whether implementation of the proxy proposal appears likely to achieve the proposal's stated objectives; and " Whether the analyst's proposal appears consistent with Clients' best interests.

After taking a reasonable amount of time to consider the analyst's proposal, each of the Proxy Committee members will make a recommendation regarding the proxy vote. The Chairman of the Proxy Committee will record each member's recommendation, and the proxy will be voted according the recommendations of a majority of the Committee's members.

Neither the analyst nor any member of the Proxy Committee involved in the consideration of the vote may be a person (an "Interested Person") who is (i) an officer or director of the Issuer, (ii) a shareholder beneficially owning 5% or more of the outstanding securities of any class of the Issuer or (iii) otherwise interested in any way (other than beneficial ownership of less than 5% of the outstanding securities of any class of the Issuer) in the outcome of the vote to be held with respect to that security.

The following examples are meant to help identify other potential conflicts:

  Sarofim provides investment advice to an Issuer (i.e., publicly traded company). Sarofim receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

  Sarofim provides investment advice to an officer or director of an Issuer. Sarofim receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

  Sarofim or an affiliate has a financial interest in the outcome of a proxy vote, such as when Sarofim is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including Sarofim;

  An issuer or some other third party offers Sarofim or an Employee compensation in exchange for voting a proxy in a particular way;

  An Employee, or a member of an Employee's household, has a personal or business relationship with an Issuer. Sarofim receives a proxy solicitation from that Issuer; and

  Sarofim or its Covered Persons have a short position in an Issuer, but Sarofim's Clients have a long position in the same Issuer. Sarofim receives a proxy solicitation from the Issuer.

When making any voting recommendation, the analyst must certify that he or she is not an Interested Person. If the analyst is an Interested Person, the Proxy Committee shall appoint another analyst who is not an Interested Person to conduct the review. If all investment members of the Proxy Committee are all Interested Persons, the Board of Directors of Sarofim shall appoint an individual who is not an Interested Person to participate in the required review of an analyst's vote recommendation. The individual making the voting recommendation must certify that he or she is not an Interested Person.

Sarofim will not neglect its proxy voting responsibilities, but Sarofim may abstain from voting if it deems that abstaining is in its Clients' best interests. For example, Sarofim may be unable to vote securities that have been lent by the custodian. The Chairman of the Proxy Committee will prepare and maintain memoranda describing the rationale for any instance in which Sarofim does not vote a Client's proxy.

The final proxy voting decision is provided to the Proxy Coordinator who places the vote online through Glass. The Proxy Coordinator or Glass will retain the following information in connection with each proxy vote:

  The Issuer's name;

  The security's ticker symbol or CUSIP, as applicable;

  The shareholder meeting date;

  The number of shares that Sarofim voted;

  A brief identification of the matter voted on;

  Whether the matter was proposed by the Issuer or a security-holder;

  Whether Sarofim cast a vote;

  How Sarofim cast its vote (for the proposal, against the proposal, or abstain);

  Whether Sarofim cast its vote with or against management; and

  A list of ballots and shares voted

  Any back-up documentation.

Sarofim may vote the same proxy in two directions only if a Client has specifically asked Sarofim to vote his/her shares a certain way. If Sarofim votes the same proxy in two directions, the Proxy Coordinator will maintain documentation describing the reasons for each vote (e.g., Sarofim believes that voting with management is in Clients' best interests, but Client X gave specific instructions to vote against management) in the file of the Client that requested the specific vote.

Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client's attempt to influence proxy voting with respect to other Clients' securities should be promptly reported to the CCO.

Proxies received after a Client terminates its advisory relationship with Sarofim will not be voted. The Proxy Coordinator will promptly return such proxies to the sender, along with a statement indicating that Sarofim's advisory relationship with the Client has terminated, and that future proxies should not be sent to Sarofim.

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